================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  May 11, 2007
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28027
                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   90-0093439
                      (IRS Employer Identification Number)

            2 S. University Dr., Suite 220
                     Plantation, FL                          33324
       (Address of principal executive offices)            (ZIP Code)

                               Jerry Pearring, CEO
                         Global Beverage Solutions, Inc.
                         2 S. University Dr., Suite 220
                              Plantation, FL 33324

                     (Name and address of agent for service)

                                 (954) 473-0850
          (Telephone number, including area code of agent for service)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    Copy to:
                             James Reskin, Attorney
                       520 South Fourth Street, Suite 400
                            Louisville, KY 40202-2577

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT. The disclosures set forth under Item 2.01 hereof are hereby incorporated by reference in this Item 1.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS. Global Beverage Solutions, Inc. (the "Company") sold a subsidiary, Rudy Beverage, Inc, of which the Company owned eighty-percent (80%) which sale was consummated on May 11, 2007. In connection with the acquisition, the Company received a secured promissory note for $6,000,000 secured by shares of the Company's common stock. The purchaser was an entity known as Rudy Partners, Ltd. Rudy Partners, Ltd. also assumed certain loans and advances previously made by the Company to Rudy Beverage, Inc.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Plantation, Florida, on the 14th day of May 2007.

                                     Global Beverage Solutions, Inc.



                                     By: /s/ Jerry Pearring
                                         ---------------------------------------
                                         Jerry Pearring, Chief Executive Officer

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibits

     None.